UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 21, 2019

Monaker Group, Inc.

(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-38402	26-3509845
(Commission File Number)	(I.R.S. Employer Identification No.)

2893 Executive Park Drive, Suite 201

Weston, Florida 33331

(Address of principal executive offices zip code)

(954) 888-9779

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value Per Share	MKGI	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 21, 2019, Monaker Group, Inc. (the “Company”, “we” and “us”), closed the transactions contemplated by an Intellectual Property Purchase Agreement dated August 15, 2019 (the “IP Purchase Agreement”) by and between the Company, as buyer, and IDS Inc., as seller (“IDS”). Pursuant to the IP Purchase Agreement, the Company purchased certain proprietary technology from IDS for the reservation and booking of air travel, hotel accommodations, car rentals, and ancillary products, services, and amenities, integration of the same with the providers of such products and services, associated functions, including website addresses, patents, trademarks, copyrights and trade secrets relating thereto, and all goodwill associated therewith (collectively, the “IP Assets”). Although the IP Purchase Agreement was dated August 15, 2019, the agreement was not binding upon either party and no party was subject to any enforceable obligations pursuant to the terms of the agreement until August 21, 2019.

The purchase price of the IP Assets was $4,920,000, which was paid by way of the issuance by the Company to IDS of 1,968,000 shares of restricted common stock (the “IDS Shares”), with an agreed upon value of $2.50 per share.

As part of the IP Purchase Agreement, we provided IDS a perpetual, non-exclusive, non-transferable, non-sub-licensable, royalty-free right and license to continue to use the IP Assets.

The IP Purchase Agreement also included a provision whereby IDS agreed not to offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, any shares of our common stock (including the IDS Shares) or securities convertible into or exercisable or exchangeable into shares of our common stock for an eighteen month period, without offering us a five business day first right to purchase such securities, at the then current market price of our common stock.

The IP Purchase Agreement contains customary representations and warranties of each party for a transaction of this type. The IP Purchase Agreement also contains customary covenants and indemnification obligations of the parties.

As an additional requirement of the transaction, we entered into an inventory agreement (the “Inventory Agreement”) and an asset management services agreement (the “Management Agreement”) with IDS and TD Assets Holding, LLC, an affiliate of IDS (“TDS”), respectively.

Pursuant to the Inventory Agreement, IDS agreed to make its vacation and hotel room inventory available to us at cost.

Pursuant to the Management Agreement, we engaged TDS to manage the operations of the IP Assets and agreed to provide financing, facilities, and other support for such operations. The Management Agreement has a term of 12 months, unless otherwise extended with the mutual consent of the parties. We were required to pay TDS $350,000 at the closing as the first payment due pursuant to the terms of the Management Agreement (which payment was timely made) and to make a payment 90 days following the closing date in the amount of $284,400. A total of $350,000 of the amount of the initial payment was loaned to the Company from the Donald P. Monaco Insurance Trust, of which Donald P. Monaco is the trustee and the Chairman of the Board of Directors of the Company, as described in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 20, 2019.

We also agreed to provide a minimum of $1.2 million of funding in connection with the operation of the IP Assets, and exploitation of such assets, over a seven-month period following the closing.

The foregoing description of the IP Purchase Agreement and Management Agreement is not complete and is qualified in its entirety by reference to the full text thereof, filed herewith as Exhibits 2.1 and 10.1 to this Current Report on Form 8-K, respectively, and incorporated by reference in this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The discussion of the acquisition of the IP Assets and the IP Purchase Agreement in Item 1.01 above is incorporated by reference into this Item 2.01 in its entirety.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion of the Management Agreement in Item 1.01 above is incorporated by reference into this Item 2.03 in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

In consideration for the acquisition of the IP Assets, as discussed in Item 1.01, above, the Company issued IDS 1,968,000 shares of restricted common stock. We claim an exemption from registration for the issuance pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), since the foregoing issuance did not involve a public offering, the recipient (a) was an “accredited investor”; and/or (b) had access to similar documentation and information as would be required in a Registration Statement under the Securities Act, and the recipient acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by us or our representatives. No underwriters or agents were involved in the foregoing issuances and we paid no underwriting discounts or commissions. The securities sold are subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 8.01	Other Events.

On August 22, 2019, the Company released a press release announcing the closing of the acquisition described in Item 1.01 above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
2.1+#	Intellectual Property Purchase Agreement by and between Monaker Group, Inc., as Buyer and IDS Inc., as Seller, dated August 15, 2019
10.1%	Asset Management Services Agreement by and between TD Assets Holding, LLC, as Operator, and Monaker Group, Inc., as Owner, dated August 15, 2019
99.1	Press Release dated August 22, 2019

+ Certain schedules, exhibits, annexes and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Monaker Group, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

# Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

% Certain schedules, exhibits, annexes and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Monaker Group, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: August 22, 2019	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1+#	Intellectual Property Purchase Agreement by and between Monaker Group, Inc., as Buyer and IDS Inc., as Seller, dated August 15, 2019
10.1%	Asset Management Services Agreement by and between TD Assets Holding, LLC, as Operator, and Monaker Group, Inc., as Owner, dated August 15, 2019
99.1	Press Release dated August 22, 2019

+ Certain schedules, exhibits, annexes and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Monaker Group, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

# Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

% Certain schedules, exhibits, annexes and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Monaker Group, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.